DECOMISSIONING PROVISION	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
DECOMMISSIONING PROVISION	DECOMMISSIONING PROVISION
The decommissioning provision reflects the discounted cash flows expected to be incurred to decommission Pembina's pipeline systems, gas processing and fractionation plants, storage and terminalling hubs, including estimated environmental reclamation and remediation costs. Changes in the measurement of the decommissioning provision are added to, or deducted from, the cost of the related property, plant and equipment or right of use asset. When a re-measurement of the decommissioning provision relates to a retired asset, the amount is recorded in earnings (loss).
The undiscounted cash flows at the time of decommissioning are calculated using an estimated timing of economic outflows ranging from one to 83 years, with the majority estimated at 50 years. The estimated economic lives of the underlying assets form the basis for determining the timing of economic outflows. Pembina applied credit-adjusted risk-free rates of 3.3 percent to 4.7 percent (2020: 3.3 percent to 4.7 percent) and an inflation rate of 1.8 percent (2020: 1.8 percent).

($ millions)	2021	2020
Balance at January 1	348	337
Unwinding of discount rate	16	15
Additions	29	11
Change in cost estimates and other	19	(15)
Balance at December 31	412	348